Exhibit 99.2

Quarterly Financial Supplement
For the Period Ended December 31, 2010

(NYSE: NFP)

Investor Relations Contact:
Abbe F. Goldstein, CFA
(212) 301-4011
ir@nfp.com

This Quarterly Financial Supplement (“QFS”) includes historical and forward-looking non-GAAP measures called cash earnings, cash earnings per diluted share, Adjusted EBITDA, adjusted income before management fees, management fees (excluding the accelerated vesting of certain RSUs), and percentages or calculations using these measures.  The Company believes these non-GAAP measures provide additional meaningful methods of evaluating certain aspects of the Company’s operating performance from period to period on a basis that may not be otherwise apparent under GAAP.  Cash earnings is defined as net income excluding amortization of intangibles, depreciation, the after-tax impact of the impairment of goodwill and intangible assets, the after-tax impact of non-cash interest expense and the after-tax impact of certain non-recurring items.  Cash earnings per diluted share is calculated by dividing cash earnings by the number of weighted average diluted shares outstanding for the period indicated.  Cash earnings and cash earnings per diluted share should not be viewed as substitutes for net income and net income per diluted share, respectively.  Adjusted EBITDA is defined as net income excluding income tax expense, interest income, interest expense, gain on early extinguishment of debt, other, net, amortization of intangibles, depreciation, impairment of goodwill and intangible assets, (gain) loss on sale of businesses, the pre-tax impact of the accelerated vesting of certain RSUs and any change in estimated contingent consideration amounts recorded in accordance with purchase accounting that have been subsequently adjusted and recorded in the consolidated statement of operations. Adjusted EBITDA should not be viewed as a substitute for net income.  Adjusted income before management fees is defined as income before management fees excluding corporate income.  Adjusted income before management fees should not be viewed as a substitute for income from operations.  Management fees (excluding accelerated vesting of certain RSUs) shows management fees without the one-time impact of the accelerated vesting of certain RSUs on September 17, 2010.  Management fees (excluding the accelerated vesting of certain RSUs) should not be viewed as a substitute for management fees.  A reconciliation of these non-GAAP measures to their GAAP counterparts is provided in this QFS, which is available on the Investor Relations section of the Company’s Web site at www.nfp.com.

This QFS contains statements which are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, any statement that may project, indicate or imply future results, events, performance or achievements, and may contain the words "anticipate," "expect," "intend," "plan," "believe," "estimate," "may," "project," "will," "continue" and similar expressions of a future or forward-looking nature. Forward-looking statements may include discussions concerning revenue, expenses, earnings, cash flow, impairments, losses, dividends, capital structure, market and industry conditions, premium and commission rates, interest rates, contingencies, the direction or outcome of regulatory investigations and litigation, income taxes and the Company’s operations or strategy.  These forward-looking statements are based on management’s current views with respect to future results. Forward-looking statements are based on beliefs and assumptions made by management using currently-available information, such as market and industry materials, experts’ reports and opinions, and current financial trends. These statements are only predictions and are not guarantees of future performance. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those contemplated by a forward-looking statement. These risks and uncertainties include, without limitation: (1) NFP’s ability, through its operating structure, to respond quickly to operational, financial or regulatory situations impacting its businesses; (2) the ability of the Company’s businesses to perform successfully following acquisition, including through cross-selling initiatives, and NFP’s ability to manage its business effectively and profitably through its principals and the Company’s reportable segments; (3) any losses that NFP may take with respect to dispositions, restructures or otherwise; (4) an economic environment that results in fewer sales of financial products or services; (5) the impact of the adoption or change in interpretation of certain accounting treatments or policies and changes in underlying assumptions relating to such treatments or policies, which may lead to adverse financial statement results; (6) NFP’s success in acquiring and retaining high-quality independent financial services businesses; (7) the effectiveness or financial impact of NFP’s incentive plans; (8) changes that adversely affect NFP’s ability to manage its indebtedness or capital structure, including changes in interest rates or credit market conditions; (9) adverse developments in the Company’s markets, such as those related to compensation agreements with insurance companies or activities within the life settlements industry, which could result in decreased sales of financial products or services; (10) NFP’s ability to operate effectively within the restrictive covenants of its credit facility; (11) adverse results or other consequences from litigation, arbitration, regulatory investigations or compliance initiatives, including those related to business practices, compensation agreements with insurance companies, policy rescissions or chargebacks, regulatory investigations or activities within the life settlements industry; (12) the impact of capital markets behavior, such as fluctuations in the price of NFP’s common stock, the dilutive impact of capital raising efforts or the impact of refinancing transactions; (13) the impact of legislation or regulations on NFP’s businesses, such as the possible adoption of exclusive federal regulation over interstate insurers, the uncertain impact of legislation regulating the financial services industry, such as the recent Dodd-Frank Wall Street Reform and Consumer Protection Act, the impact of newly-adopted healthcare legislation and resulting changes in business practices, or changes in regulations affecting the value or use of benefits programs, any of which may adversely affect the demand for or profitability of the Company’s services; (14) developments in the availability, pricing, design, tax treatment, or underwriting of insurance products, revisions in mortality tables by life expectancy underwriters or changes in the Company’s relationships with insurance companies; (15) changes in premiums and commission rates or the rates of other fees paid to the Company’s businesses; (16) the reduction of the Company’s revenue and earnings due to the elimination or modification of compensation arrangements, including contingent compensation arrangements and the adoption of internal initiatives to enhance compensation transparency, including the transparency of fees paid for life settlements transactions; (17) the occurrence of adverse economic conditions or an adverse regulatory climate in New York, Florida or California; (18) the loss of services of key members of senior management; (19) the Company’s ability to compete against competitors with greater resources, such as those with greater name recognition; and (20) the Company’s ability to effect smooth succession planning.

Additional factors are set forth in NFP’s filings with the Securities and Exchange Commission (the “SEC”), including its Annual Report on Form 10-K for the year ended December 31, 2009, filed with the SEC on February 12, 2010, its Quarterly Report on Form 10-Q for the period ended March 31, 2010, filed with the SEC on May 10, 2010, and its Quarterly Report on Form 10-Q for the period ended June 30, 2010, filed with the SEC on August 4, 2010.

Forward-looking statements speak only as of the date on which they are made. NFP expressly disclaims any obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

NATIONAL FINANCIAL PARTNERS CORP. CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND OTHER FINANCIAL METRICS FOR QUARTERLY PERIODS AND YEAR-TO-DATE PERIODS (Unaudited - in thousands)

	For the Three Months Ended		For the Year-to-Date Period Ended
	December 31,	December 31,	December 31,	December 31,
	2010	2009	2010	2009
Revenue:
Commissions and fees	$284,276	$277,181	$981,917	$948,285

Operating expenses:
Commissions and fees	91,336	76,013	303,794	263,947
Compensation expense	65,110	68,879	256,181	268,335
Non-compensation expense	39,391	46,528	156,538	159,523
Management fees	52,308	58,865	161,958	146,181
Amortization of intangibles	8,211	8,806	33,013	36,551
Depreciation	3,095	8,857	12,123	19,242
Impairment of goodwill and intangible assets	—	6,231	2,901	618,465
(Gain) Loss on sale of business, net	(274)	(244)	(10,295)	(2,096)
Total operating expenses	259,177	273,935	916,213	1,510,148
Income (loss) from operations	25,099	3,246	65,704	(561,863)

Non-operating income and expenses
Interest income	1,209	828	3,854	3,077
Interest expense	(4,084)	(4,849)	(18,533)	(20,567)
Gain on early extinguishment of debt	—	—	9,711	—
Other, net	2,787	472	8,303	11,583
Non-operating income and expenses, net	(88)	(3,549)	3,335	(5,907)
Income (loss) before income taxes	25,011	(303)	69,039	(567,770)

Income tax expense (benefit)	9,742	(2,154)	26,481	(74,384)
Net income (loss)	$15,269	$1,851	$42,558	$(493,386)

Cash Earnings Reconciliation
GAAP net income (loss)	$15,269	$1,851	$42,558	$(493,386)
Amortization of intangibles	8,211	8,806	33,013	36,551
Depreciation	3,095	8,857	12,123	19,242
Impairment of goodwill and intangible assets	—	6,231	2,901	618,465
Tax benefit of impairment of goodwill and intangible assets	(15)	(1,133)	(1,147)	(90,608)
Non-cash interest, net of tax	802	1,559	5,094	6,814
Accelerated vesting of certain RSUs, net of tax	—	—	8,174	—
Gain on early extinguishment of debt, net of tax	—	—	(5,914)	—
Cash earnings	$27,362	$26,171	$96,802	$97,078

Adjusted EBITDA Reconciliation
GAAP net income (loss)	$15,269	$1,851	$42,558	$(493,386)
Income tax expense (benefit)	9,742	(2,154)	26,481	(74,384)
Interest income	(1,209)	(828)	(3,854)	(3,077)
Interest expense	4,084	4,849	18,533	20,567
Gain on early extinguishment of debt	—	—	(9,711)	—
Other, net	(2,787)	(472)	(8,303)	(11,583)
Income (loss) from operations	25,099	3,246	65,704	(561,863)
Amortization of intangibles	8,211	8,806	33,013	36,551
Depreciation	3,095	8,857	12,123	19,242
Impairment of goodwill and intangible assets	—	6,231	2,901	618,465
(Gain) Loss on sale of business, net	(274)	(244)	(10,295)	(2,096)
Accelerated vesting of certain RSUs	—	—	13,395	—
Adjusted EBITDA	$36,131	$26,896	$116,841	$110,299
Adjusted EBITDA as a % of revenue	12.7%	9.7%	11.9%	11.6%

Calculation of Management Fees %
Income (loss) from operations	$25,099	$3,246	$65,704	$(561,863)
Basic management fees	44,746	48,074	129,512	130,211
Principal Incentive Plan (PIP) management fees	3,300	9,014	5,006	9,014
Stock-based compensation management fees	(26)	936	4,790	2,145
Accelerated vesting of certain RSUs	—	—	13,395	—
Incentive and other management fees	4,288	841	9,255	4,811
Total management fees	52,308	58,865	161,958	146,181
Amortization of intangibles	8,211	8,806	33,013	36,551
Depreciation	3,095	8,857	12,123	19,242
Impairment of goodwill and intangible assets	—	6,231	2,901	618,465
(Gain) Loss on sale of business, net	(274)	(244)	(10,295)	(2,096)
Income before management fees	88,439	85,761	265,404	256,480
Corporate income	5,144	13,984	30,342	37,693
Adjusted income before management fees	$93,583	$99,745	$295,746	$294,173

Basic management fees as % of adjusted income before management fees	47.8%	48.2%	43.8%	44.3%

Total management fees as % of adjusted income before management fees	55.9%	59.0%	54.8%	49.7%

Total management fees (excluding Accelerated vesting of certain RSUs)	$52,308	$58,865	$148,563	$146,181

Total management fees (excluding Accelerated vesting of certain RSUs) as % of adjusted income before management fees	55.9%	59.0%	50.2%	49.7%

NATIONAL FINANCIAL PARTNERS CORP. CONDENSED STATEMENTS OF OPERATIONS AND OTHER FINANCIAL METRICS FOR QUARTERLY PERIODS AND YEAR-TO-DATE PERIODS - CORPORATE CLIENT GROUP (Unaudited - in thousands)

	For the Three Months Ended		For the Year-to-Date Period Ended
	December 31,	December 31,	December 31,	December 31,
	2010	2009	2010	2009
Revenue:
Commissions and fees	$108,483	$106,971	$387,855	$379,980

Operating expenses:
Commissions and fees	11,067	8,588	36,989	34,397
Compensation expense	32,758	34,402	130,291	132,465
Non-compensation expense	18,390	21,804	75,180	75,823
Management fees	26,009	24,392	80,780	70,507
Amortization of intangibles	5,395	5,615	21,398	22,959
Depreciation	1,624	4,126	6,298	9,277
Impairment of goodwill and intangible assets	-	-	1,931	354,408
Loss (Gain) on sale of business, net	229	(123)	(8,058)	7
Total operating expenses	95,472	98,804	344,809	699,843
Income (loss) from operations	$13,011	$8,167	$43,046	$(319,863)

Adjusted EBITDA Reconciliation
Income (loss) from operations	$13,011	$8,167	$43,046	$(319,863)
Amortization of intangibles	5,395	5,615	21,398	22,959
Depreciation	1,624	4,126	6,298	9,277
Impairment of goodwill and intangible assets	-	-	1,931	354,408
Loss (Gain) on sale of business, net	229	(123)	(8,058)	7
Accelerated vesting of certain RSUs	-	-	7,394	-
Adjusted EBITDA	$20,259	$17,785	$72,009	$66,788
Adjusted EBITDA as a % of revenue	18.7%	16.6%	18.6%	17.6%

Calculation of Management Fees %
Income (loss) from operations	$13,011	$8,167	$43,046	$(319,863)
Basic management fees	21,697	19,235	62,820	62,608
Principal Incentive Plan (PIP) management fees	1,085	2,041	1,939	2,041
Stock-based compensation management fees	15	611	2,750	1,581
Accelerated vesting of certain RSUs	-	-	7,394	-
Incentive and other management fees	3,212	2,505	5,877	4,277
Total management fees	26,009	24,392	80,780	70,507
Amortization of intangibles	5,395	5,615	21,398	22,959
Depreciation	1,624	4,126	6,298	9,277
Impairment of goodwill and intangible assets	-	-	1,931	354,408
Loss (Gain) on sale of business, net	229	(123)	(8,058)	7
Income before management fees	46,268	42,177	145,395	137,295
Corporate income	5,701	8,951	24,537	29,091
Adjusted income before management fees	$51,969	$51,128	$169,932	$166,386

Basic management fees as % of adjusted income before management fees	41.7%	37.6%	37.0%	37.6%

Total management fees as % of adjusted income before management fees	50.0%	47.7%	47.5%	42.4%

Total management fees (excluding Accelerated vesting of certain RSUs)	$26,009	$24,392	$73,386	$70,507

Total management fees (excluding Accelerated vesting of certain RSUs) as % of adjusted income before management fees	50.0%	47.7%	43.2%	42.4%

NATIONAL FINANCIAL PARTNERS CORP. CONDENSED STATEMENTS OF OPERATIONS AND OTHER FINANCIAL METRICS FOR QUARTERLY PERIODS AND YEAR-TO-DATE PERIODS - INDIVIDUAL CLIENT GROUP (Unaudited - in thousands)

	For the Three Months Ended		For the Year-to-Date Period Ended
	December 31,	December 31,	December 31,	December 31,
	2010	2009	2010	2009
Revenue:
Commissions and fees	$116,870	$122,383	$378,847	$397,314

Operating expenses:
Commissions and fees	32,117	26,609	89,492	84,335
Compensation expense	28,573	30,825	110,543	119,829
Non-compensation expense	17,266	22,656	67,626	77,169
Management fees	26,299	34,473	81,178	75,674
Amortization of intangibles	2,816	3,191	11,615	13,592
Depreciation	1,113	4,413	4,458	8,885
Impairment of goodwill and intangible assets	-	6,231	970	264,057
(Gain) Loss on sale of business, net	(503)	(121)	(2,237)	(2,103)
Total operating expenses	107,681	128,277	363,645	641,438
Income (loss) from operations	$9,189	$(5,894)	$15,202	$(244,124)

Adjusted EBITDA Reconciliation
Income (loss) from operations	$9,189	$(5,894)	$15,202	$(244,124)
Amortization of intangibles	2,816	3,191	11,615	13,592
Depreciation	1,113	4,413	4,458	8,885
Impairment of goodwill and intangible assets	-	6,231	970	264,057
(Gain) Loss on sale of business, net	(503)	(121)	(2,237)	(2,103)
Accelerated vesting of certain RSUs	-	-	6,001	-
Adjusted EBITDA	$12,615	$7,820	$36,009	$40,307
Adjusted EBITDA as a % of revenue	10.8%	6.4%	9.5%	10.1%

Calculation of Management Fees %
Income (loss) from operations	$9,189	$(5,894)	$15,202	$(244,124)
Basic management fees	23,049	28,839	66,692	67,603
Principal Incentive Plan (PIP) management fees	2,215	6,973	3,067	6,973
Stock-based compensation management fees	(41)	325	2,040	564
Accelerated vesting of certain RSUs	-	-	6,001	-
Incentive and other management fees	1,076	(1,664)	3,378	534
Total management fees	26,299	34,473	81,178	75,674
Amortization of intangibles	2,816	3,191	11,615	13,592
Depreciation	1,113	4,413	4,458	8,885
Impairment of goodwill and intangible assets	-	6,231	970	264,057
(Gain) Loss on sale of business, net	(503)	(121)	(2,237)	(2,103)
Income before management fees	38,914	42,293	111,186	115,981
Corporate income	2,700	6,324	14,628	11,806
Adjusted income before management fees	$41,614	$48,617	$125,814	$127,787

Basic management fees as % of adjusted income before management fees	55.4%	59.3%	53.0%	52.9%

Total management fees as % of adjusted income before management fees	63.2%	70.9%	64.5%	59.2%

Total management fees (excluding Accelerated vesting of certain RSUs)	$26,299	$34,473	$75,177	$75,674

Total management fees (excluding Accelerated vesting of certain RSUs) as % of adjusted income before management fees	63.2%	70.9%	59.8%	59.2%

NATIONAL FINANCIAL PARTNERS CORP. CONDENSED STATEMENTS OF OPERATIONS AND OTHER FINANCIAL METRICS FOR QUARTERLY PERIODS AND YEAR-TO-DATE PERIODS - ADVISOR SERVICES GROUP (Unaudited - in thousands)

	For the Three Months Ended		For the Year-to-Date Period Ended
	December 31,	December 31,	December 31,	December 31,
	2010	2009	2010	2009

Revenue:
Commissions and fees	$58,923	$47,827	$215,215	$170,991

Operating expenses:
Commissions and fees	48,152	40,816	177,313	145,215
Compensation expense	3,779	3,652	15,347	16,041
Non-compensation expense	3,735	2,068	13,732	6,531
Management fees	-	-	-	-
Amortization of intangibles	-	-	-	-
Depreciation	358	318	1,367	1,080
Impairment of goodwill and intangible assets	-	-	-	-
Loss on sale of business, net	-	-	-	-
Total operating expenses	56,024	46,854	207,759	168,867
Income (loss) from operations	$2,899	$973	$7,456	$2,124

Adjusted EBITDA Reconciliation
Income from operations	$2,899	$973	$7,456	$2,124
Amortization of intangibles	-	-	-	-
Depreciation	358	318	1,367	1,080
Impairment of goodwill and intangible assets	-	-	-	-
Loss on sale of business, net	-	-	-	-
Accelerated vesting of certain RSUs	-	-	-	-
Adjusted EBITDA	$3,257	$1,291	$8,823	$3,204
Adjusted EBITDA as a % of revenue	5.5%	2.7%	4.1%	1.9%

Calculation of Management Fees %
Income from operations	$2,899	$973	$7,456	$2,124
Basic management fees	-	-	-	-
Principal Incentive Plan (PIP) management fees	-	-	-	-
Stock-based compensation management fees	-	-	-	-
Accelerated vesting of certain RSUs	-	-	-	-
Incentive and other management fees	-	-	-	-
Total management fees	-	-	-	-
Amortization of intangibles	-	-	-	-
Depreciation	358	318	1,367	1,080
Impairment of goodwill and intangible assets	-	-	-	-
Loss on sale of business, net	-	-	-	-
Income before management fees	3,257	1,291	8,823	3,204
Corporate income (1)	(3,257)	(1,291)	(8,823)	(3,204)
Adjusted income before management fees	$-	$-	$-	$-

Basic management fees as % of adjusted income before management fees	NM	NM	NM	NM

Total management fees as % of adjusted income before management fees	NM	NM	NM	NM

Total management fees (excluding Accelerated vesting of certain RSUs)	$-	$-	$-	$-

Total management fees (excluding Accelerated vesting of certain RSUs) as % of adjusted income before management fees	NM	NM	NM	NM

NM indicates metric not meaningful
(1) Represents non-management fee generating income

NATIONAL FINANCIAL PARTNERS CORP. CONDENSED STATEMENTS OF OPERATIONS, ADJUSTED EBITDA AND ORGANIC REVENUE GROWTH FOR QUARTERLY PERIODS (Unaudited - dollars in thousands)

	Corporate Client Group		Individual Client Group		Advisor Services Group		Total
	For the Three Months Ended		For the Three Months Ended		For the Three Months Ended		For the Three Months Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2010	2009	2010	2009	2010	2009	2010	2009
Revenue:
Commissions and fees	$108,483	$106,971	$116,870	$122,383	$58,923	$47,827	$284,276	$277,181

Operating expenses:
Commissions and fees	11,067	8,588	32,117	26,609	48,152	40,816	91,336	76,013
Compensation expense	32,758	34,402	28,573	30,825	3,779	3,652	65,110	68,879
Non-compensation expense	18,390	21,804	17,266	22,656	3,735	2,068	39,391	46,528
Management fees	26,009	24,392	26,299	34,473	—	—	52,308	58,865
Amortization of intangibles	5,395	5,615	2,816	3,191	—	—	8,211	8,806
Depreciation	1,624	4,126	1,113	4,413	358	318	3,095	8,857
Impairment of goodwill and intangible assets	—	—	—	6,231	—	—	—	6,231
Loss (Gain) on sale of business, net	229	(123)	(503)	(121)	—	—	(274)	(244)
Total operating expenses	95,472	98,804	107,681	128,277	56,024	46,854	259,177	273,935
Income (loss) from operations	$13,011	$8,167	$9,189	$(5,894)	$2,899	$973	$25,099	$3,246

	For the Three Months Ended
	December 31,		December 31,
	2010		2009
Revenue
Corporate Client Group	$108,483	38.2%	$106,971	38.5%
Individual Client Group	116,870	41.1%	122,383	44.2%
Advisor Services Group	58,923	20.7%	47,827	17.3%
Consolidated	$284,276	100.0%	$277,181	100.0%

Adjusted EBITDA (1)
Corporate Client Group	$20,259	56.1%	$17,785	66.1%
Individual Client Group	12,615	34.9%	7,820	29.1%
Advisor Services Group	3,257	9.0%	1,291	4.8%
Consolidated	$36,131	100.0%	$26,896	100.0%

For the Three Months Ended
December 31,
2010
Organic revenue growth
Corporate Client Group	4.6%
Individual Client Group	0.0%
Advisor Services Group	32.9%
Consolidated	8.6%

(1)
The reconciliation of Adjusted EBITDA per reportable segment does not include the following items, which are not allocated to any of the Company’s reportable segments: income tax expense, interest income, interest expense, gain on early extinguishment of debt and other, net.  These items are included in the reconciliation of Adjusted EBITDA to net income on a consolidated basis.

NATIONAL FINANCIAL PARTNERS CORP. CONDENSED STATEMENTS OF OPERATIONS, ADJUSTED EBITDA AND ORGANIC REVENUE GROWTH FOR YEAR-TO-DATE PERIODS (Unaudited - dollars in thousands)

	Corporate Client Group		Individual Client Group		Advisor Services Group		Total
	For the Year-to-Date Period Ended		For the Year-to-Date Period Ended		For the Year-to-Date Period Ended		For the Year-to-Date Period Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2010	2009	2010	2009	2010	2009	2010	2009
Revenue:
Commissions and fees	$387,855	$379,980	$378,847	$397,314	$215,215	$170,991	$981,917	$948,285

Operating expenses:
Commissions and fees	36,989	34,397	89,492	84,335	177,313	145,215	303,794	263,947
Compensation expense	130,291	132,465	110,543	119,829	15,347	16,041	256,181	268,335
Non-compensation expense	75,180	75,823	67,626	77,169	13,732	6,531	156,538	159,523
Management fees	80,780	70,507	81,178	75,674	—	—	161,958	146,181
Amortization of intangibles	21,398	22,959	11,615	13,592	—	—	33,013	36,551
Depreciation	6,298	9,277	4,458	8,885	1,367	1,080	12,123	19,242
Impairment of goodwill and intangible assets	1,931	354,408	970	264,057	—	—	2,901	618,465
(Gain) Loss on sale of business, net	(8,058)	7	(2,237)	(2,103)	—	—	(10,295)	(2,096)
Total operating expenses	344,809	699,843	363,645	641,438	207,759	168,867	916,213	1,510,148
Income (loss) from operations	$43,046	$(319,863)	$15,202	$(244,124)	$7,456	$2,124	$65,704	$(561,863)

	For the Year-to-Date Period Ended
	December 31,		December 31,
	2010		2009
Revenue
Corporate Client Group	$387,855	39.5%	$379,980	40.1%
Individual Client Group	378,847	38.6%	397,314	41.9%
Advisor Services Group	215,215	21.9%	170,991	18.0%
Consolidated	$981,917	100.0%	$948,285	100.0%

Adjusted EBITDA (1)
Corporate Client Group	$72,009	61.6%	$66,788	60.6%
Individual Client Group	36,009	30.8%	40,307	36.5%
Advisor Services Group	8,823	7.6%	3,204	2.9%
Consolidated	$116,841	100.0%	$110,299	100.0%

For the Year-to-Date Period Ended
December 31,
2010

Organic revenue growth
Corporate Client Group	5.8%
Individual Client Group	1.8%
Advisor Services Group	17.7%
Consolidated	6.9%

(1)
The reconciliation of Adjusted EBITDA per reportable segment does not include the following items, which are not allocated to any of the Company’s reportable segments: income tax expense, interest income, interest expense, gain on early extinguishment of debt and other, net.  These items are included in the reconciliation of Adjusted EBITDA to net income on a consolidated basis.

NATIONAL FINANCIAL PARTNERS CORP. HISTORICAL CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND OTHER FINANCIAL METRICS FOR YEAR-TO-DATE PERIODS (Unaudited - in thousands)

	For the Year-to-Date Period Ended
	December 31,	December 31,	December 31,	December 31,
	2010	2009	2008	2007
Revenue:
Commissions and fees	$981,917	$948,285	$1,150,387	$1,194,293

Operating expenses:
Commissions and fees	303,794	263,947	362,868	386,460
Compensation expense	256,181	268,335	291,753	261,717
Non-compensation expense	156,538	159,523	181,404	168,387
Management fees	161,958	146,181	170,683	211,825
Amortization of intangibles	33,013	36,551	39,194	34,303
Depreciation	12,123	19,242	13,371	11,010
Impairment of goodwill and intangible assets	2,901	618,465	41,257	7,877
(Gain) Loss on sale of business, net	(10,295)	(2,096)	(7,663)	11,182
Total operating expenses	916,213	1,510,148	1,092,867	1,092,761
Income (loss) from operations	65,704	(561,863)	57,520	101,532

Non-operating income and expenses
Interest income	3,854	3,077	4,854	7,920
Interest expense	(18,533)	(20,567)	(21,764)	(18,620)
Gain on early extinguishment of debt	9,711	—	—	—
Other, net	8,303	11,583	1,199	1,125
Non-operating income and expenses, net	3,335	(5,907)	(15,711)	(9,575)
Income (loss) before income taxes	69,039	(567,770)	41,809	91,957

Income tax expense (benefit)	26,481	(74,384)	33,338	43,204
Net income (loss)	$42,558	$(493,386)	$8,471	$48,753

Cash Earnings Reconciliation
GAAP net income (loss)	$42,558	$(493,386)	$8,471	$48,753
Amortization of intangibles	33,013	36,551	39,194	34,303
Depreciation	12,123	19,242	13,371	11,010
Impairment of goodwill and intangible assets	2,901	618,465	41,257	7,877
Tax benefit of impairment of goodwill and intangible assets	(1,147)	(90,608)	(8,137)	(1,899)
Non-cash interest, net of tax	5,094	6,814	6,364	5,481
Accelerated vesting of certain RSUs, net of tax	8,174	—	—	—
Gain on early extinguishment of debt, net of tax	(5,914)	—	—	—
Cash earnings	$96,802	$97,078	$100,520	$105,525
Management agreement buyout, net of tax	—	—	—	7,681
Cash earnings excluding management agreement buyout, net of tax	$96,802	$97,078	$100,520	$113,206

Adjusted EBITDA Reconciliation
GAAP net income (loss)	$42,558	$(493,386)	$8,471	$48,753
Income tax expense (benefit)	26,481	(74,384)	33,338	43,204
Interest income	(3,854)	(3,077)	(4,854)	(7,920)
Interest expense	18,533	20,567	21,764	18,620
Gain on early extinguishment of debt	(9,711)	—	—	—
Other, net	(8,303)	(11,583)	(1,199)	(1,125)
Income (loss) from operations	65,704	(561,863)	57,520	101,532
Amortization of intangibles	33,013	36,551	39,194	34,303
Depreciation	12,123	19,242	13,371	11,010
Impairment of goodwill and intangible assets	2,901	618,465	41,257	7,877
(Gain) Loss on sale of business, net	(10,295)	(2,096)	(7,663)	11,182
Accelerated vesting of certain RSUs	13,395	—	—	—
Adjusted EBITDA	$116,841	$110,299	$143,679	$165,904
Adjusted EBITDA as a % of revenue	11.9%	11.6%	12.5%	13.9%

Calculation of Management Fees %
Income (loss) from operations	$65,704	$(561,863)	$57,520	$101,532
Basic management fees	129,512	130,211	165,035	197,406
Principal Incentive Plan (PIP) management fees	5,006	9,014	—	—
Stock-based compensation management fees	4,790	2,145	1,858	895
Accelerated vesting of certain RSUs	13,395	—	—	—
Incentive and other management fees	9,255	4,811	3,790	13,524
Total management fees	161,958	146,181	170,683	211,825
Amortization of intangibles	33,013	36,551	39,194	34,303
Depreciation	12,123	19,242	13,371	11,010
Impairment of goodwill and intangible assets	2,901	618,465	41,257	7,877
(Gain) Loss on sale of business, net	(10,295)	(2,096)	(7,663)	11,182
Income before management fees	265,404	256,480	314,362	377,729
Corporate income	30,342	37,693	41,556	36,252
Adjusted income before management fees	$295,746	$294,173	$355,918	$413,981

Basic management fees as % of adjusted income before management fees	43.8%	44.3%	46.4%	47.7%

Total management fees as % of adjusted income before management fees	54.8%	49.7%	48.0%	51.2%

Total management fees (excluding Accelerated vesting of certain RSUs)	$148,563	$146,181	$170,683	$211,825

Total management fees (excluding Accelerated vesting of certain RSUs) as % of adjusted income before management fees	50.2%	49.7%	48.0%	51.2%

NATIONAL FINANCIAL PARTNERS CORP. HISTORICAL CONDENSED STATEMENTS OF OPERATIONS AND OTHER FINANCIAL METRICS FOR YEAR-TO-DATE PERIODS - CORPORATE CLIENT GROUP (Unaudited - in thousands)

	For the Year-to-Date Period Ended
	December 31,	December 31,	December 31,	December 31,
	2010	2009	2008	2007

Revenue:
Commissions and fees	$387,855	$379,980	$404,973	$360,760

Operating expenses:
Commissions and fees	36,989	34,397	44,964	53,842
Compensation expense	130,291	132,465	134,176	111,001
Non-compensation expense	75,180	75,823	77,065	59,581
Management fees	80,780	70,507	67,930	66,172
Amortization of intangibles	21,398	22,959	23,428	18,486
Depreciation	6,298	9,277	5,613	4,107
Impairment of goodwill and intangible assets	1,931	354,408	6,735	—
(Gain) Loss on sale of business, net	(8,058)	7	(7,236)	12,645
Total operating expenses	344,809	699,843	352,675	325,834
Income (loss) from operations	43,046	(319,863)	52,298	34,926

Adjusted EBITDA Reconciliation
Income (loss) from operations	$43,046	$(319,863)	$52,298	$34,926
Amortization of intangibles	21,398	22,959	23,428	18,486
Depreciation	6,298	9,277	5,613	4,107
Impairment of goodwill and intangible assets	1,931	354,408	6,735	—
(Gain) Loss on sale of business, net	(8,058)	7	(7,236)	12,645
Accelerated vesting of certain RSUs	7,394	—	—	—
Adjusted EBITDA	$72,009	$66,788	$80,838	$70,164
Adjusted EBITDA as a % of revenue	18.6%	17.6%	20.0%	19.4%

Calculation of Management Fees %
Income (loss) from operations	$43,046	$(319,863)	$52,298	$34,926
Basic management fees	62,820	62,608	66,615	67,782
Principal Incentive Plan (PIP) management fees	1,939	2,041	—	—
Stock-based compensation management fees	2,750	1,581	1,272	577
Accelerated vesting of certain RSUs	7,394	—	—	—
Incentive and other management fees	5,877	4,277	43	(2,187)
Total management fees	80,780	70,507	67,930	66,172
Amortization of intangibles	21,398	22,959	23,428	18,486
Depreciation	6,298	9,277	5,613	4,107
Impairment of goodwill and intangible assets	1,931	354,408	6,735	—
(Gain) Loss on sale of business, net	(8,058)	7	(7,236)	12,645
Income before management fees	145,395	137,295	148,768	136,336
Corporate income	24,537	29,091	25,175	19,403
Adjusted income before management fees	$169,932	$166,386	$173,943	$155,739

Basic management fees as % of adjusted income before management fees	37.0%	37.6%	38.3%	43.5%

Total management fees as % of adjusted income before management fees	47.5%	42.4%	39.1%	42.5%

Total management fees (excluding Accelerated vesting of certain RSUs)	$73,386	$70,507	$67,930	$66,172

Total management fees (excluding Accelerated vesting of certain RSUs) as % of adjusted income before management fees	43.2%	42.4%	39.1%	42.5%

NATIONAL FINANCIAL PARTNERS CORP. HISTORICAL CONDENSED STATEMENTS OF OPERATIONS AND OTHER FINANCIAL METRICS FOR YEAR-TO-DATE PERIODS - INDIVIDUAL CLIENT GROUP (Unaudited - in thousands)

	For the Year-to-Date Period Ended
	December 31,	December 31,	December 31,	December 31,
	2010	2009	2008	2007
Revenue:
Commissions and fees	$378,847	$397,314	$538,295	$639,690

Operating expenses:
Commissions and fees	89,492	84,335	141,384	169,985
Compensation expense	110,543	119,829	134,933	128,722
Non-compensation expense	67,626	77,169	93,784	97,227
Management fees	81,178	75,674	102,753	145,653
Amortization of intangibles	11,615	13,592	15,766	15,817
Depreciation	4,458	8,885	6,883	6,120
Impairment of goodwill and intangible assets	970	264,057	34,522	7,877
Gain on sale of business, net	(2,237)	(2,103)	(427)	(1,463)
Total operating expenses	363,645	641,438	529,598	569,938
Income (loss) from operations	$15,202	$(244,124)	$8,697	$69,752

Adjusted EBITDA Reconciliation
Income (loss) from operations	$15,202	$(244,124)	$8,697	$69,752
Amortization of intangibles	11,615	13,592	15,766	15,817
Depreciation	4,458	8,885	6,883	6,120
Impairment of goodwill and intangible assets	970	264,057	34,522	7,877
Gain on sale of business, net	(2,237)	(2,103)	(427)	(1,463)
Accelerated vesting of certain RSUs	6,001	—	—	—
Adjusted EBITDA	$36,009	$40,307	$65,441	$98,103
Adjusted EBITDA as a % of revenue	9.5%	10.1%	12.2%	15.3%

Calculation of Management Fees %
Income from operations	$15,202	$(244,124)	$8,697	$69,752
Basic management fees	66,692	67,603	98,420	129,624
Principal Incentive Plan (PIP) management fees	3,067	6,973	—	—
Stock-based compensation management fees	2,040	564	586	318
Accelerated vesting of certain RSUs	6,001	—	—	—
Incentive and other management fees	3,378	534	3,747	15,711
Total management fees	81,178	75,674	102,753	145,653
Amortization of intangibles	11,615	13,592	15,766	15,817
Depreciation	4,458	8,885	6,883	6,120
Impairment of goodwill and intangible assets	970	264,057	34,522	7,877
(Gain) Loss on sale of business, net	(2,237)	(2,103)	(427)	(1,463)
Income before management fees	111,186	115,981	168,194	243,756
Corporate income	14,628	11,806	13,781	14,486
Adjusted income before management fees	$125,814	$127,787	$181,975	$258,242

Basic management fees as % of adjusted income before management fees	53.0%	52.9%	54.1%	50.2%

Total management fees as % of adjusted income before management fees	64.5%	59.2%	56.5%	56.4%

Total management fees (excluding Accelerated vesting of certain RSUs)	$75,177	$75,674	$102,753	$145,653

Total management fees (excluding Accelerated vesting of certain RSUs) as % of adjusted income before management fees	59.8%	59.2%	56.5%	56.4%

NATIONAL FINANCIAL PARTNERS CORP. HISTORICAL CONDENSED STATEMENTS OF OPERATIONS AND OTHER FINANCIAL METRICS FOR YEAR-TO-DATE PERIODS - ADVISOR SERVICES GROUP (Unaudited - in thousands)

	For the Year-to-Date Period Ended
	December 31,	December 31,	December 31,	December 31,
	2010	2009	2008	2007

Revenue:
Commissions and fees	$215,215	$170,991	$207,119	$193,843

Operating expenses:
Commissions and fees	177,313	145,215	176,520	162,633
Compensation expense	15,347	16,041	22,644	21,994
Non-compensation expense	13,732	6,531	10,555	11,579
Management fees	—	—	—	—
Amortization of intangibles	—	—	—	—
Depreciation	1,367	1,080	875	783
Impairment of goodwill and intangible assets	—	—	—	—
Loss on sale of business, net	—	—	—	—
Total operating expenses	207,759	168,867	210,594	196,989
Income (loss) from operations	$7,456	$2,124	$(3,475)	$(3,146)

Adjusted EBITDA Reconciliation
Income (loss) from operations	$7,456	$2,124	$(3,475)	$(3,146)
Amortization of intangibles	—	—	—	—
Depreciation	1,367	1,080	875	783
Impairment of goodwill and intangible assets	—	—	—	—
Loss on sale of business, net	—	—	—	—
Accelerated vesting of certain RSUs	—	—	—	—
Adjusted EBITDA	$8,823	$3,204	$(2,600)	$(2,363)
Adjusted EBITDA as a % of revenue	4.1%	1.9%	-1.3%	-1.2%

Calculation of Management Fees %
Income from operations	$7,456	$2,124	$(3,475)	$(3,146)
Basic management fees	—	—	—	—
Principal Incentive Plan (PIP) management fees	—	—	—	—
Stock-based compensation management fees	—	—	—	—
Accelerated vesting of certain RSUs	—	—	—	—
Incentive and other management fees	—	—	—	—
Total management fees	—	—	—	—
Amortization of intangibles	—	—	—	—
Depreciation	1,367	1,080	875	783
Impairment of goodwill and intangible assets	—	—	—	—
Loss (Gain) on sale of business, net	—	—	—	—
Income (loss) before management fees	8,823	3,204	(2,600)	(2,363)
Corporate income (1)	(8,823)	(3,204)	2,600	2,363
Adjusted income before management fees	$—	$—	$—	$—

Basic management fees as % of adjusted income before management fees	NM	NM	NM	NM

Total management fees as % of adjusted income before management fees	NM	NM	NM	NM

Total management fees (excluding Accelerated vesting of certain RSUs)	$—	$—	$—	$—

Total management fees (excluding Accelerated vesting of certain RSUs) as % of adjusted income before management fees	NM	NM	NM	NM

NM indicates metric not meaningful

(1)	Represents non-management fee generating income

NATIONAL FINANCIAL PARTNERS CORP. CORPORATE OVERVIEW (Unaudited - dollars in thousands, except per share data)

	At or for the Three Months Ended		For the Years Ended
	December 31,	December 31,	December 31,	December 31,
	2010	2009	2010	2009
GAAP net income (loss)	$15,269	$1,851	$42,558	$(493,386)
Amortization of intangibles	8,211	8,806	33,013	36,551
Depreciation	3,095	8,857	12,123	19,242
Impairment of goodwill and intangible assets	—	6,231	2,901	618,465
Tax benefit of impairment of goodwill and intangible assets	(15)	(1,133)	(1,147)	(90,608)
Non-cash interest, net of tax	802	1,559	5,094	6,814
Accelerated vesting RSUs, net of tax	—	—	8,174	—
Gain on debt, net of tax	—	—	(5,914)	—
Cash earnings	$27,362	$26,171	$96,802	$97,078

GAAP net income (loss) per share - diluted	$0.34	$0.04	$0.96	$(12.02)
Amortization of intangibles	0.18	0.20	0.75	0.87
Depreciation	0.07	0.21	0.27	0.46
Impairment of goodwill and intangible assets	—	0.14	0.07	14.78
Tax benefit of impairment of goodwill and intangible assets	—	(0.03)	(0.03)	(2.16)
Non-cash interest, net of tax	0.02	0.04	0.12	0.16
Accelerated vesting RSUs, net of tax	—	—	0.19	—
Gain on debt, net of tax	—	—	(0.13)	—
Impact of diluted shares on cash earnings not reflected in GAAP net loss per share - diluted (1)	—	—	-	0.23
Cash earnings per share - diluted (2)	$0.60	$0.61	$2.19	$2.32

Shares outstanding, beginning of period	43,574	41,201	41,363	39,753
Common shares issued for acquisitions during period	—	—	—	—
Common shares issued for contingent consideration and escrow during period	—	106	648	1,084
Common shares issued for stock-based awards during period	74	42	1,821	266
Common shares repurchased during period	(172)	(23)	(445)	(91)
Common shares issued under ongoing incentive program	—	—	—	—
Other	26	37	115	351
Shares outstanding, end of period	43,502	41,363	43,502	41,363

Weighted average common shares outstanding	43,654	41,363	42,634	40,908
Dilutive effect of contingent consideration and ongoing incentive payments	16	593	16	593
Dilutive effect of stock-based awards	1,386	1,147	1,484	343
Dilutive effect of escrow, stock subscriptions and other	3	6	2	(2)
Dilutive effect of senior convertible notes	215	—	—	—
Weighted average common shares outstanding - diluted (1)	45,274	43,109	44,136	41,842

Debt to total capitalization	33.6%	41.8%	33.6%	41.8%

Total NFP owned businesses at period end	145	154	145	154

(1)
To calculate GAAP net loss per share, weighted average common shares outstanding - diluted is the same as weighted average common shares outstanding - basic due to the anti-dilutive effects of other items caused by  a GAAP net loss position.  However, in periods which the Company reports positive cash earnings with a GAAP net loss, the Company uses weighted average common shares outstanding – diluted to calculate cash earnings per share – diluted only.

(2)	The sum of the per share components of cash earnings per share - diluted may not agree to cash earnings per share - diluted due to rounding.

NATIONAL FINANCIAL PARTNERS CORP. ACQUISITION & DISPOSITION METRICS FOR QUARTERLY AND YEAR-TO-DATE PERIODS (Unaudited - dollars in thousands)

	For the Three Months Ended
	December 31,	December 31,
	2010	2009
Number of acquisitions closed	1	2
Consideration:
Cash	$514	$—
Common stock	—	—
Other	—	—
Total consideration paid (1)	$514	$—
Target earnings of acquired firms	$50	$—
Base earnings of acquired firms	$51	$—

	For the Year-to-Date Period Ended
	December 31,	December 31,
	2010	2009
Number of acquisitions closed	4	3
Consideration:
Cash	$776	$279
Common stock	—	—
Other	—	186
Total consideration paid (1)	$776	$465
Target earnings of acquired firms	$166	$148
Base earnings of acquired firms	$122	$88

	For the Three Months Ended
	December 31,	December 31,
	2010	2009
Disposed businesses' performance metrics (2)
Revenue
Corporate Client Group	$—	$3,530
Individual Client Group	—	5,736
Advisor Services Group	—	—
Consolidated	$—	$9,266

Adjusted EBITDA
Corporate Client Group	$—	$563
Individual Client Group	—	260
Advisor Services Group	—	—
Consolidated	$—	$823

	For the Year-to-Date Period Ended
	December 31,	December 31,
	2010	2009
Disposed businesses
Acquired between 01/1999 - 12/2005
Corporate Client Group	3	5
Individual Client Group	9	28
Advisor Services Group	—	—
Consolidated	12	33

Acquired between 01/2006 - current
Corporate Client Group	—	—
Individual Client Group	—	1
Advisor Services Group	—	—
Consolidated	—	1

(1)
Total consideration paid may not sum sequentially due to post-closing adjustments made relating to prior period acquisitions. Total consideration includes amounts paid by both NFP and the principals for acquisitions and sub-acquisitions.

(2)
Represents revenue and Adjusted EBITDA for all firms disposed as of the period ended September 30, 2010 and for these firms for the prior periods.  The reported figures may change in future periods as a result of the change in the set of firms disposed in future quarters.

NATIONAL FINANCIAL PARTNERS CORP. INTANGIBLES AND GOODWILL DATA (Unaudited - in thousands)

	At or for the Three Months Ended
	December 31,	December 31,
	2010	2009
Intangible Assets:
Book of business	$84,964	$104,669
Management contracts	237,401	258,456
Trade name	4,782	4,831
Institutional customer relationships	10,685	11,557
Goodwill	60,894	63,887
Total intangible assets and goodwill	$398,726	$443,400

Amortization Expense & Impairment Loss:
Book of business	$4,737	$5,102
Management contracts	3,256	9,342
Trade name	—	83
Institutional customer relationships	218	218
Goodwill	—	292
Total amortization expense & impairment loss	$8,211	$15,037

NATIONAL FINANCIAL PARTNERS CORP. CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION (BALANCE SHEET) (Unaudited - in thousands)
	At
	December 31,	December 31,
	2010	2009
ASSETS
Current assets:
Cash and cash equivalents	$128,830	$55,994
Fiduciary funds - restricted relating to premium trust
accounts	82,647	75,931
Commissions, fees and premiums receivable, net	120,572	129,833
Due from principals and/or certain entities they own	7,981	14,075
Notes receivable, net	6,128	9,731
Deferred tax assets	13,865	14,283
Other current assets	17,442	14,435
Total current assets	377,465	314,282
Property and equipment, net	37,359	37,291
Deferred tax assets	5,836	5,820
Intangibles, net	337,833	379,513
Goodwill, net	60,894	63,887
Notes receivable, net	30,724	28,714
Other non-current assets	42,952	39,744
Total assets	$893,063	$869,251

LIABILITIES
Current liabilities:
Premiums payable to insurance carriers	$83,091	$77,941
Borrowings	—	40,000
Current portion of long term debt	12,500	—
Income taxes payable	—	6,325
Due to principals and/or certain entities they own	37,406	34,106
Accounts payable	36,213	24,337
Accrued liabilities	55,673	73,105
Total current liabilities	224,883	255,814
Long term debt	106,250	-
Deferred tax liabilities	1,552	4,380
Convertible senior notes	87,581	204,548
Other non-current liabilities	64,585	64,472
Total liabilities	484,851	529,214

STOCKHOLDERS' EQUITY
Preferred stock at par value	—	—
Common stock at par value	4,596	4,414
Additional paid-in capital	902,153	876,563
Accumulated deficit	(425,063)	(438,109)
Treasury stock	(73,458)	(102,930)
Accumulated other comprehensive (loss) income	(16)	99
Total stockholders' equity	408,212	340,037
Total liabilities and stockholders' equity	$893,063	$869,251

NATIONAL FINANCIAL PARTNERS CORP. CONSOLIDATED STATEMENTS OF CASH FLOWS FOR QUARTERLY AND YEAR-TO-DATE PERIODS (Unaudited - in thousands)
	At or for the Three Months Ended		For the Year-to-Date Period Ended
	December 31,	December 31,	December 31,	December 31,
	2010	2009	2010	2009
Cash flow from operating activities:
Net income (loss)	$15,269	$1,851	$42,558	$(493,386)

Adjustments to reconcile to net cash provided by (used in) operating activities:
Deferred taxes	1,774	(14,514)	2,058	(101,514)
Stock-based compensation	1,660	3,083	17,336	10,526
Impairment of goodwill and intangible assets	—	6,231	2,901	618,465
Amortization of intangibles	8,211	8,806	33,013	36,551
Depreciation	3,095	8,857	12,123	19,242
Accretion of senior convertible notes discount	1,260	2,781	8,287	11,073
(Gain) loss on sale of businesses	(274)	(244)	(10,295)	(2,096)
Loss on sublease	—	8,201	1,766	8,201
Bad debt expense	2,331	1,854	5,028	2,622
Gain on early extinguishment of debt	—	—	(9,711)	—
Other, net	(1,967)	—	(3,460)	—

(Increase) decrease in operating assets:
Fiduciary funds - restricted relating to premium trust accounts	8,465	(93)	(6,716)	(822)
Commissions, fees and premiums receivable, net	(21,712)	(28,538)	7,032	10,382
Due from principals and/or certain entities they own	6,406	7,906	4,567	4,516
Notes receivable, net - current	1,884	(2,570)	3,603	(3,275)
Other current assets	4,667	3,837	(2,990)	3,441
Notes receivable, net - non-current	(323)	3,988	(8,068)	1,011
Other non-current assets	1,075	479	1,755	(1,353)

Increase (decrease) in operating liabilities:
Premiums payable to insurance carriers	(13,265)	(4,642)	5,150	4,782
Income taxes payable	(123)	6,325	2,351	6,314
Due to principals and/or certain entities they own	9,649	10,129	1,142	(11,943)
Accounts payable	18,112	3,119	14,099	(4,006)
Accrued liabilities	(5,456)	19,672	(3,551)	11,197
Other non-current liabilities	2,322	(5,692)	(546)	(6,108)
Total adjustments	27,791	38,975	76,874	617,206
Net cash provided by operating activities	43,060	40,826	119,432	123,820

Cash flow from investing activities:
Proceeds from disposal of businesses	(3)	5,109	5,670	16,106
Purchases of property and equipment, net	(3,092)	(2,177)	(12,376)	(7,120)
Proceeds from (payments for) acquired firms, net of cash	(356)	—	305	1,233
Payments for contingent consideration	(2,518)	(1,448)	(13,302)	(4,287)
Change in restricted cash	—	(10,000)	10,000	(10,000)
Net cash (used in) provided by investing activities	(5,969)	(8,516)	(9,703)	(4,068)

Cash flow from financing activities:
Repayments of borrowings	—	(35,000)	(40,000)	(108,000)
Proceeds from long term debt	—	—	125,000	—
Repayment of long term debt	(3,125)	—	(6,250)	—
Long term debt costs	(94)	—	(4,017)	—
Proceeds from issuance of senior convertible notes	—	—	125,000	—
Senior convertible notes issuance costs	6	—	(4,123)	—
Repayment of senior convertible notes	—	—	(219,650)	—
Senior convertible notes tender offer costs	—	—	(800)	—
Purchase of call options	—	—	(33,913)	—
Sale of warrants	—	—	21,025	—
Proceeds from stock-based awards, including tax benefit	119	(1,236)	3,010	(3,955)
Shares cancelled to pay withholding taxes	(51)	(164)	(2,107)	(374)
Payments for treasury stock repurchase	—	—	—	—
Dividends paid	(1)	—	(68)	(50)
Net cash used in (provided by) financing activities	(3,146)	(36,400)	(36,893)	(112,379)
Net increase (decrease) in cash and cash equivalents	33,945	(4,090)	72,836	7,373
Cash and cash equivalents, beginning of period	94,885	60,084	55,994	48,621
Cash and cash equivalents, end of the period	$128,830	$55,994	$128,830	$55,994

Supplemental disclosures of cash flow information
Cash paid for income taxes	$1,103	$5,719	$27,203	$23,729
Cash paid for interest	$3,503	$854	$6,784	$6,625

NATIONAL FINANCIAL PARTNERS CORP. DEFINED TERMS

Accelerated Vesting of certain RSUs:	Portion of Total Management Fees attributed to accelerated vesting of approximately 1.5 million RSUs granted to certain principals. The accelerated vesting occurred on September 17, 2010.

Adjusted EBITDA:
Net income excluding income tax expense, interest income, interest expense, gain on early extinguishment of debt, other, net, amortization of intangibles, depreciation, impairment of goodwill and intangible assets, (gain) loss on sale of businesses, pre-tax impact of the accelerated vesting of certain RSUs and any change in estimated contingent consideration amounts recorded in accordance with purchase accounting that have been subsequently adjusted and recorded in the consolidated statement of operations.

Adjusted Income (Loss) before Management Fees:	Income before management fees excluding corporate income.

Base Earnings of Acquired Firms:	Represents the cumulative preferred portion of Target Earnings of Acquired Firms that NFP capitalizes at the time of acquisition of a firm.

Basic Management Fees:
Represents the expense incurred for payments made or amounts owed to NFP principals and/or certain entities they own based on the financial performance of the firms they manage.  Basic management fees largely consist of: firm earnings in excess of base earnings up to target earnings, plus a portion of the earnings in excess of target earnings in accordance with the ratio of base earnings to target earnings.

Basic Management Fees Percentage:	Basic Management Fees as a percentage of gross margin before management fees.

Cash Earnings:
Net income excluding amortization of intangibles, depreciation, the after-tax impact of the impairment of goodwill and intangible assets, the after-tax impact of non-cash interest expense and the after-tax impact of certain non-recurring items.

Cash Earnings per Share - Diluted:	Represents Cash Earnings divided by weighted average diluted shares outstanding.

Common Shares Issued for Acquisitions:	Represents the portion of consideration paid in the form of shares of NFP common stock for acquisitions closed during the period presented.

Common Shares Issued for Contingent Consideration and Escrow:	Represents the portion held in escrow or contingent consideration paid in the form of shares of NFP common stock during the period presented.

Common Shares Issued for Stock-Based Awards:	Represents the number of shares of NFP common stock issued under NFP's various Stock Incentive Plans during the period presented.

Common Shares Issued under Ongoing Incentive Program:	Represents the number of shares of NFP common stock issued under NFP's ongoing incentive program.

Common Shares Repurchased:	Represents shares of NFP common stock repurchased during the period, whether in an open market transaction or privately from a firm principal or other stockholder.

Corporate Income:
The allocation of corporate revenue and expenses to businesses where management fees are earned on a standalone basis.  Since the Advisor Services Group is primarily comprised of NFPSI, an entity for which no management fees are paid, and earnings are not being shared with principals, all revenue and expenses from the Advisor Services Group are considered a component of Corporate Income.

Debt to Total Capitalization:	Calculated as debt outstanding at the end of the period divided by the sum of debt outstanding and total stockholders' equity at the end of the same period.

Incentive and Other Management Fees:
Largely represents the portion of management fees expense due to accruals for certain performance-based incentive amounts payable under NFP’s ongoing incentive plan, BIP plan (business incentive plan) and other management fee amounts due to principals.

NATIONAL FINANCIAL PARTNERS CORP. DEFINED TERMS

Income (Loss) before Management Fees:
The Company defines income before management fees as income from operations excluding management fees, amortization, depreciation, impairment of intangible assets and the (gain) loss on sale of businesses.  Income before management fees is a metric management utilizes in its evaluation of the profitability of an NFP-owned business before principals receive participation in the earnings.

Intangible Assets - Book of Business:
A portion of the purchase price of acquisitions made by NFP is allocated to book of business.  The amount allocated to this component is largely determined by the amount of recurring revenue of the acquired firm.  The book of business is amortized on a straight-line basis over a ten-year period.

Intangible Assets - Goodwill:
The residual amount of the purchase price not allocated to book of business, management contracts and trade name is allocated to goodwill.  In accordance with GAAP, goodwill and intangible assets deemed to have indefinite lives are not amortized but are reviewed annually (or more frequently if impairment indicators arise) for impairment. Goodwill amortization after January 1, 2002 is entirely related to impairment losses or firms that NFP disposed.

Intangible Assets - Institutional Customer Relationships:
A portion of the purchase price of an acquisition made by NFP is allocated to institutional customer relationships.  The value of the asset is derived from recurring revenue generated from these institutional customers in place at the time of the acquisition, net of an allocation of expenses and is assumed to decrease over the life of the asset due to the attrition of the institutional relationships acquired.  Institutional customer relationships are amortized on a straight-line basis over an eighteen-year period.

Intangible Assets - Management Contracts:
A portion of the purchase price of acquisitions made by NFP is allocated to management contracts.  The amount allocated to this component is largely determined by the amount of non-recurring revenue of the acquired firm as well as an assumption for the lost production of the principal(s) of the firm at retirement.  The management contract is amortized on a straight-line basis over a twenty-five year period.

Intangible Assets - Trade Name:	NFP generally allocates approximately 1% of the purchase price of an acquisition to trade name, which is determined to have an indefinite life and, therefore, is not amortized.

Management Fees Percentage (Basic, Total, Total (excluding accelerated vesting of RSUs)):	Applicable management Fees as a percentage of adjusted income before management fees.

Organic Revenue Growth:
The Company uses organic revenue growth as a comparable revenue measurement for future periods. The Company excludes the first twelve months of revenue generated from new acquisitions and the revenue derived from businesses fully disposed of in each period presented. With respect to Sub-Acquisitions, the Company establishes an internal revenue generation expectation (the “acquired revenue”) of a new Sub-Acquisition. During the first twelve months immediately following the Sub-Acquisition, the Company reduces the acquired revenue amount from the actual revenue generated by the Sub-Acquisition and includes the revenue growth above or below acquired revenue within the organic growth percentage.  With respect to situations where a significant portion of a business' assets have been disposed, the Company reduces the prior year’s comparable revenue proportionally to the percentage of assets that have been disposed to facilitate an equitable organic growth comparison.

Principal Incentive Plan (PIP) Management Fees:	Represents the expense incurred due to accruals for certain performance-based incentive amounts payable under NFP’s Principal Incentive Plan (PIP).

Stock-based Compensation Management Fees:	Represents the portion of management fee expense for stock awards issued to NFP’s principals.

Sub-Acquisitions:	A transaction in which an existing NFP-owned business acquires a new entity or book of business.

Target Earnings of Acquired Firms:
Represents the target business’s annual  earnings, before interest, taxes, depreciation and amortization, and adjusted for expenses that will not continue post-acquisition, such as compensation to former owners who become principals (“Target  EBITDA”).  The target business’s Target EBITDA is considered “target earnings,” typically two times “base earnings.”

Total Management Fees:
Represents the payments made to NFP principals and/or certain entities they own based on the financial performance of the firms they manage.  Management Fees include: Basic Management Fees, Principal Incentive Plan (PIP) Management Fees, Stock-based Compensation Management Fees, Accelerated vesting of certain RSUs and Incentive and Other Management Fees.